Exhibit 99.1

AMERICAN RESTAURANT GROUP, INC.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.             Ralph S. Roberts is the Chief Executive Officer of American Restaurant Group, Inc. (the “Company”).

2.             William G. Taves  is the Chief Financial Officer of the Company.

3.             Each of the undersigned hereby certifies, to the best of his knowledge, that:

(A)                              The Company’s Form 10-Q/A accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)                                The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002

/s/ Ralph S. Roberts
Ralph S. Roberts
Chief Executive Officer

/s/ William G. Taves
William G. Taves
Chief Financial Officer